February 17, 2026

BNY MELLON OPPORTUNISTIC MUNICIPAL SECURITIES FUND

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Jeffrey Burger, CFA and Gregory J. Conant are the fund's primary portfolio managers, positions they have held since May 2014 and February 2026, respectively. Mr. Burger is a senior portfolio manager for tax-sensitive strategies at INA. Mr. Conant is a senior portfolio manager at INA.

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The following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Jeffrey Burger, CFA and Gregory J. Conant are the fund's primary portfolio managers, positions they have held since May 2014 and February 2026, respectively. Messrs. Burger and Conant are jointly and primarily responsible for managing the fund's portfolio. Mr. Burger is a senior portfolio manager for tax-sensitive strategies at INA. He has been employed by INA or a predecessor company of INA since July 2009. Mr. Conant is a senior portfolio manager at INA. He has been employed by INA or an affiliate of INA since 1998.

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